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                                                                   EXHIBIT 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 8, 1996, except for Note A which is as of May 13, 1996, appearing on page 20 of Leggett & Platt, Incorporated and Subsidiaries' current report on Form 8-K dated August 15, 1996. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP

St. Louis, MO